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                                                               FILE NO. 33-65135
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED APRIL 4, 1996)
                (TO PROSPECTUS SUPPLEMENT DATED APRIL 10, 1996)

                                     PROSPECTUS NUMBER: 1405
                                     DATED: OCTOBER 1, 1996


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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


BASE RATE:                Fed Funds Open


INDEX MATURITY:           One Day


TRADE DATE:               October 1, 1996


SETTLEMENT DATE:          October 3, 1996


MATURITY DATE:            October 5, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.250%
                          (plus twenty five bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   Quarterly, on the 5th of January, April, July and October commencing
                          January 1997 through Maturity, subject to following business day convention.


INITIAL INTEREST RATE:    TBD, October 3, 1996


FORM:                     Book-entry


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